Exhibit 99.1

For Financial Inquiries, Contact:
Lynne Farris
Sybase Investor Relations
lfarris@sybase.com
(925) 236-8797

For Press Inquiries, Contact:
Heather Peterson
Sybase Public Relations
heatherp@sybase.com
(925) 236-6517

SYBASE REPORTS STRONG REVENUE AND EARNINGS
IN 2004 THIRD QUARTER; EXCEEDS EXPECTATIONS

Mobile and Wireless Business Grows 25% Year over Year

DUBLIN, Calif. — October 21, 2004 — Sybase, Inc. (NYSE: SY), a leading provider of enterprise infrastructure and wireless software, today reported total revenues increased to $198.7 million for the third quarter ended September 30, 2004, versus total revenue of $193.8 million for the third quarter of 2003.

     Pro forma net income for the third quarter was $27.5 million, or earnings of $0.29 per share on a diluted basis (EPS). This compares with pro forma net income of $27.2 million, or EPS of $0.28 for the 2003 third quarter. Net income for the 2004 third quarter calculated in accordance with generally accepted accounting principles (GAAP) was $17.8 million, or EPS of $0.19, versus GAAP net income of $22.0 million, or EPS of $0.23 for the third quarter of 2003. Pro forma amounts exclude amortization of certain expenses including certain purchased intangibles, unearned stock-based compensation, and restructuring costs. Accompanying this release is a reconciliation of pro forma and GAAP amounts for the third quarter and nine-month period ended September 30, 2004.

     “We’re very pleased with our performance in the quarter,” said John Chen, Chairman, CEO, and president of Sybase. “Growth in data management and mobility solutions, combined with strong performance in certain geographies, helped us deliver better-than-expected results.”

     “We’re especially encouraged by sales of our new products, the real-time database ASE 12.5.2 and Mirror Activator™, into the financial vertical markets. Sales of these solutions in the market validate our Unwired Enterprise initiative and affirm our confidence in our strategic vision,” concluded Mr. Chen.

Balance Sheet and Other Data

     For the period ended September 30, 2004, Sybase reported $453.7 million in cash and cash investments, including restricted cash of $8.2 million. The company generated $23.8 million in cash flow from operations in the third quarter, which brings total year-to-date cash flow from operations to $108.1 million.

     Sybase repurchased approximately $25 million worth of its stock during the 2004 third quarter, with $110 million of its current share repurchase authorization remaining.

     Days sales outstanding for the three months ended September 30, 2004 was 55 days.

Conference Call and Webcast Information

     The Sybase 2004 third quarter conference call and Webcast is scheduled to begin at 7:30 a.m., Pacific Time/10:30 a.m. Eastern Time, on Thursday, October 21, 2004. To access the live Webcast, please visit www.fulldisclosure.com or Sybase’s Website at www.sybase.com at least 20 minutes prior to the call to download any necessary audio or plug-in software. A 90-day Webcast replay will be available through January 20, 2005. A one-week conference call replay will be available. To access the replay, please dial (888) 203-1112 for domestic access and (719) 457-0820 for international callers; the access code for the telephone replay is #882614.

About Sybase, Inc.

     Celebrating 20 years of innovation, Sybase enables the Unwired Enterprise by delivering enterprise and mobile infrastructure, development and integration software solutions. Organizations can attain maximum value from their data assets by getting the right information to the right people at the right time and place. The world’s most critical data in commerce, finance, government, healthcare, and defense runs on Sybase. For more information, visit the Sybase website: http://www.sybase.com.

Forward-Looking Statements

     Certain statements in this release concerning Sybase, Inc. and its prospects and future growth are forward looking and involve a number of uncertainties and risks. Factors that could cause actual events or results to differ materially from those suggested by these forward looking statements include, but are not limited to, the global economy; possible disruptive effects of organizational or personnel changes; the success of certain business combinations; political unrest or acts of war; market acceptance of the company’s products and services; customer and industry analyst perception of the company and its technology vision and future prospects; and other factors described in Sybase, Inc.’s reports filed with the Securities Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2003 and its Quarterly Report on Form 10-Q for the three months ended June 30, 2004.

Sybase Third Quarter 2004 Selected Highlights

Sybase announcements during the third quarter of 2004 expanded upon the company’s leadership in the mobile enterprise computing market, while positioning it for growth in the core information management market with the addition of new product offerings. Additionally, Sybase broadened its reach with key strategic partnerships, and deepened its influence in the financial services and international markets.

Mobile Enterprise Computing
In Q3 2004, Sybase:

•	Announced XcelleNet Afaria® from iAnywhere Solutions, a Sybase subsidiary, won the Network Computing Editor’s Choice Award and the leader in frontline device management software: http://www.sybase.com/detail/1,6904,1031557,00.html

•	Announced that iAnywhere was named number one in the worldwide mobile device management enterprise software market: http://www.ianywhere.com/press_releases/top_software_market.html

•	iAnywhere Presented 2004 Innovator Awards: http://www.ianywhere.com/press_releases/innovator2004_winners.html

•	Won five first place awards from Mobile Village: http://www.sybase.com/detail/1,6904,1032488,00.html

•	AvantGo® Mobile Lifestyle Survey Revealed the Top Twelve “Dream” Features of an All-In-One Handheld Device: http://www.sybase.com/detail/1,6904,1032464,00.html

•	Launched new application messaging technology in SQL Anywhere® Studio: http://www.sybase.com/detail/1,6904,1031218,00.html

•	Announced the capability to secure sensitive business information residing on Windows Mobile Smartphones: http://www.ianywhere.com/press_releases/afaria_smartphones.html

•	iAnywhere Solutions honored by Frost & Sullivan for marketing strategy leadership in Sales Forces Automation Mobile Middleware: http://www.sybase.com/detail/1,6904,1032468,00.html

•	Won mobile benchmark and customer Dynamics U.K.: http://www.ianywhere.com/press_releases/general_dynamics_uk_win.html

•	Announced customer, Spaulding & Slye Colliers for Pylon To Increase Mobile Work Force Productivity With Remote Access To Email And PIM: http://www.ianywhere.com/press_releases/spaulding_slye_colliers.html

•	Won Mobility Product Of The Year Award for XcelleNet Afaria: http://www.ianywhere.com/press_releases/mobility_award_afaria.html

Information Management and Enterprise Applications
In Q3 2004, Sybase:

•	Announced it was the first to provide the availability of free Linux Enterprise-Class database, Sybase ASE Express Edition for Linux: http://www.sybase.com/detail/1,6904,1032328,00.html

•	Announced customer success on Linux with the eOffers solution at the Federal Supply Service for the General Services Administration: http://www.sybase.com/detail/1,6904,1032462,00.html

•	Announced the beta program for the next generation of enterprise-class RDBMS with enhanced features of the ASE 12.5: http://www.sybase.com/detail/1,6904,1031473,00.html

•	Launched PowerBuilder® 10.0 with open IDE powering rapid application development with support for XML, JSP, EJB, .NET and Web Services: http://www.sybase.com/detail/1,6904,1031468,00.html

•	Launched application development tool with Sybase DataWindow® .NET: http://www.sybase.com/detail/1,6904,1031305,00.html

Partnerships, Customer Wins, and Global Reach
In Q3 2004, Sybase:

•	Announced a partnership with Intel for the next phase of enterprise computing at TechWave Conference: http://www.sybase.com/detail/1,6904,1031482,00.html

•	Entered worldwide reseller agreement with Ascential to provide enterprise data integration: http://www.sybase.com/detail/1,6904,1031554,00.html

•	Announced the partnership with Aeroscout to deliver integrated Wi-Fi location and active RFID tracking solution: http://www.sybase.com/detail/1,6904,1031469,00.html

•	Announced the early adopter program to jumpstart development of RFID enterprise solutions: http://www.sybase.com/detail/1,6904,1031470,00.html

•	Signed a partnership with Lumigent to provide data auditing solution: http://www.sybase.com/detail/1,6904,1031555,00.html

•	Announced the celebration of 20 years of innovation at the annual 2004 TechWave Conference: http://www.sybase.com/detail/1,6904,1031471,00.html

•	Announced a partnership with Applix providing real-time business intelligence for Sybase users: http://www.sybase.com/detail/1,6904,1032319,00.html

•	Partnered with Ambeo for the first data usage tracing solution for Sybase® IQ: http://www.sybase.com/detail/1,6904,1031556,00.html

•	Signed a partnership with WebMD, an application partner, agreeing to embed Sybase ASE and HIPAA toolkit will help leverage the operational cost advantage to assist customers with HIPAA claims processing.

•	Extended its partnership with HP to have Sybase ASE embedded in their distributed enterprise network management application, allowing customers to increase performance of their infrastructure.

•	Extended partnership with Quadrant Risk Management to embed analytics technology from Sybase as core components within the BASEL II resolution system.

•	Announced the inauguration of the Sybase office in Pune, India.

Sybase, iAnywhere Solutions, AvantGo, PowerBuilder, Adaptive Server, SQL Anywhere, Afaria, Mirror Activator and Data Window are trademarks of Sybase, Inc. or its subsidiaries. “®” indicates registration with the U.S. Patent and Trademark Office. All other names may be trademarks of the companies with which they are associated.

SYBASE, INC.
RECONCILIATION TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)
(UNAUDITED)

	Three Months Ended September 30, 2004				Three Months Ended September 30, 2003
(In thousands, except per share data)		Pro forma				Pro forma
	GAAP	Adjustments (2)		Pro forma	GAAP	Adjustments (2)		Pro forma

Revenues:
License fees	$70,380	—		$70,380	$68,481	—		$68,481
Services	128,338	—		128,338	125,349	—		125,349

Total revenues	198,718	—		198,718	193,830	—		193,830
Costs and expenses:
Cost of license fees	15,566	(4,710)	a	10,856	15,537	(3,831)	a	11,706
Cost of services	39,741	—		39,741	40,652	—		40,652
Sales and marketing	59,171	—		59,171	59,270	—		59,270
Product development and engineering	29,095	—		29,095	29,045	—		29,045
General and administrative	23,526	—		23,526	20,280	—		20,280
Amortization of other purchased intangibles	1,677	(1,677)	a	—	500	(500)	a	—
Stock compensation expense	626	(626)	b	—	695	(695)	b	—
Reversal of purchase accounting accrual	(2,677)	2,677	c	—	—	—	c	—
Cost of restructure	10,479	(10,479)	d	—	1,270	(1,270)	d	—

Total costs and expenses	177,204	(14,815)		162,389	167,249	(6,296)		160,953

Operating income	21,514	14,815		36,329	26,581	6,296		32,877
Interest income and expense and other, net	2,518	—		2,518	6,270	—		6,270

Income before income taxes	24,032	14,815		38,847	32,851	6,296		39,147
Provision for income taxes	6,201	5,186	e	11,387	10,841	1,099	e	11,940

Net income	$17,831	$9,629		$27,460	$22,010	$5,197		$27,207

Basic net income per share	$0.19	$0.10		$0.29	$0.23	$0.06		$0.29

Shares used in computing basic net income per share	94,500	94,500		94,500	94,525	94,525		94,525

Diluted net income per share	$0.19	$0.10		$0.29	$0.23	$0.05		$0.28

Shares used in computing diluted net income per share	95,961	95,961		95,961	97,437	97,437		97,437

(1)	Use of Pro Forma Financial Information
To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), Sybase uses pro forma measures of operating results, net income and earnings per share, which are adjusted from GAAP-based results to exclude certain costs and expenses. These pro forma adjustments are provided to enhance an overall understanding of our current financial performance and our prospects for the future, and are one of the primary indicators management uses for planning and forecasting future periods. We have excluded such items, including purchase accounting adjustments in connection with acquisitions, and the cost of restructuring because we do not believe they are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions and restructurings) that occur sporadically and are not directly related to our ongoing core business operations. We therefore will continue to exclude such items in our pro forma results (and comparable period results). Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

(2)	Proforma adjustments
Proforma adjustments include the following: (a) amortization of purchased intangibles; (b) amortization of unearned stock compensation; (c) reversal of purchase accounting accrual; (d) cost of restructuring charges; (e) income tax effect of proforma adjustments.

SYBASE, INC.
RECONCILIATION TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)
(UNAUDITED)

	Nine Months Ended September 30, 2004				Nine Months Ended September 30, 2003
(In thousands, except per share data)		Pro forma				Pro forma
	GAAP	Adjustments (2)		Pro forma	GAAP	Adjustments (2)		Pro forma

Revenues:
License fees	$188,713	—		$188,713	$193,252	—		$193,252
Services	381,195	—		381,195	374,157	—		374,157

Total revenues	569,908	—		569,908	567,409	—		567,409
Costs and expenses:
Cost of license fees	44,704	(13,108)	a	31,596	44,055	(11,426)	a	32,629
Cost of services	122,780	—		122,780	120,526	—		120,526
Sales and marketing	179,409	—		179,409	177,432	—		177,432
Product development and engineering	88,864	—		88,864	88,311	—		88,311
General and administrative	64,600	—		64,600	62,851	—		62,851
Amortization of other purchased intangibles	3,462	(3,462)	a	—	1,500	(1,500)	a	—
Stock compensation expense	3,472	(3,472)	b	—	2,083	(2,083)	b	—
Reversal of purchase accounting accrual	(2,677)	2,677	c	—	—	—	c	—
Cost of restructure	10,351	(10,351)	d	—	9,018	(9,018)	d	—

Total costs and expenses	514,965	(27,716)		487,249	505,776	(24,027)		481,749

Operating income	54,943	27,716		82,659	61,633	24,027		85,660
Interest income and expense and other, net	8,495	—		8,495	12,237	—		12,237

Income before income taxes	63,438	27,716		91,154	73,870	24,027		97,897
Provision for income taxes	19,599	8,526	e	28,125	24,327	7,000	e	31,327

Net income	$43,839	$19,190		$63,029	$49,543	$17,027		$66,570

Basic net income per share	$0.46	$0.20		$0.66	$0.53	$0.18		$0.71

Shares used in computing basic net income per share	95,973	95,973		95,973	94,223	94,223		94,223

Diluted net income per share	$0.44	$0.20		$0.64	$0.51	$0.18		$0.69

Shares used in computing diluted net income per share	98,522	98,522		98,522	96,694	96,694		96,694

(1)	Use of Pro Forma Financial Information
To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), Sybase uses pro forma measures of operating results, net income and earnings per share, which are adjusted from GAAP-based results to exclude certain costs and expenses. These pro forma adjustments are provided to enhance an overall understanding of our current financial performance and our prospects for the future, and are one of the primary indicators management uses for planning and forecasting future periods. We have excluded such items, including purchase accounting adjustments in connection with acquisitions, and the cost of restructuring because we do not believe they are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions and restructurings) that occur sporadically and are not directly related to our ongoing core business operations. We therefore will continue to exclude such items in our pro forma results (and comparable period results). Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

(2)	Proforma adjustments
Proforma adjustments include the following: (a) amortization of purchased intangibles; (b) amortization of unearned stock compensation; (c) reversal of purchase accounting accrual; (d) cost of restructuring charges; (e) income tax effect of proforma adjustments.

SYBASE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
(In thousands, except share and per share data)	2004	2003
	(Unaudited)
Current assets:
Cash and cash equivalents	$243,554	$315,404
Short-term investments	144,749	155,093

Total cash, cash equivalents and short-term cash investments	388,303	470,497
Restricted cash	4,812	4,747
Accounts receivable, net	122,418	140,332
Deferred income taxes	11,702	12,739
Other current assets	15,743	16,167

Total current assets	542,978	644,482
Long-term cash investments	57,197	103,296
Restricted long-term cash investments	3,400	3,400
Property, equipment and improvements, net	66,228	67,462
Deferred income taxes	44,831	58,506
Capitalized software, net	61,544	58,947
Goodwill and other purchased intangibles, net	287,710	179,590
Other assets	32,331	35,673

Total assets	$1,096,219	$1,151,356

Current liabilities:
Accounts payable	$17,846	$15,425
Accrued compensation and related expenses	35,196	39,134
Accrued income taxes	33,321	33,677
Other accrued liabilities	68,519	94,611
Deferred revenue	190,809	200,612

Total current liabilities	345,691	383,459
Other liabilities	30,377	15,129
Long-term deferred revenue	10,179	6,269
Minority interest	5,030	5,030
Stockholders’ equity:
Preferred stock, $0.001 par value, 8,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 200,000,000 shares authorized; 105,337,362 shares issued (2003 - 105,337,362)	105	105
Additional paid-in capital	940,631	933,657
Accumulated deficit	(88,303)	(126,385)
Other comprehensive income	25,740	26,849
Less: Cost of treasury stock (10,259,466 shares and 2003 - 6,811,898)	(164,875)	(87,672)
Unearned compensation	(8,356)	(5,085)

Total stockholders’ equity	704,942	741,469

Total liabilities and stockholders’ equity	$1,096,219	$1,151,356

SYBASE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
PROFORMA WITHOUT PURCHASE ACCOUNTING, COST OF RESTRUCTURE, AND STOCK COMPENSATION EXPENSE
(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share data)	2004	2003	2004	2003

Revenues:
License fees	$70,380	$68,481	$188,713	$193,252
Services	128,338	125,349	381,195	374,157

Total revenues	198,718	193,830	569,908	567,409
Costs and expenses:
Cost of license fees	10,856	11,706	31,596	32,629
Cost of services	39,741	40,652	122,780	120,526
Sales and marketing	59,171	59,270	179,409	177,432
Product development and engineering	29,095	29,045	88,864	88,311
General and administrative	23,526	20,280	64,600	62,851

Total costs and expenses	162,389	160,953	487,249	481,749

Operating income	36,329	32,877	82,659	85,660
Interest income and expense and other, net	2,518	6,270	8,495	12,237

Income before income taxes	38,847	39,147	91,154	97,897
Provision for income taxes	11,387	11,940	28,125	31,327

Net income	$27,460	$27,207	$63,029	$66,570

Basic net income per share	$0.29	$0.29	$0.66	$0.71

Shares used in computing basic net income per share	94,500	94,525	95,973	94,223

Diluted net income per share	$0.29	$0.28	$0.64	$0.69

Shares used in computing diluted net income per share	95,961	97,437	98,522	96,694

Note: The pro forma statement of operations is intended to present the Company’s operating results excluding purchase accounting adjustments associated with the acquisitions of Home Financial Network, Inc., New Era of Networks, Inc., AvantGo Inc., Dejima, Inc., and XcelleNet, Inc. and other purchased intangibles. Such purchase accounting adjustments would include amortization of developed technology, amortization of intangibles, goodwill impairment loss, in-process research and development costs, and related adjustments for income tax provision. The pro forma statement of operations also excludes stock compensation expense, restructuring costs, and cumulative effect of an accounting change which we do not believe are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions and restructurings) that occur sporadically and are not directly related to our ongoing core business operations. We therefore will continue to exclude such items in our pro forma results (and comparable period results). Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

SYBASE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share data)	2004	2003	2004	2003

Revenues:
License fees	$70,380	$68,481	$188,713	$193,252
Services	128,338	125,349	381,195	374,157

Total revenues	198,718	193,830	569,908	567,409
Costs and expenses:
Cost of license fees	15,566	15,537	44,704	44,055
Cost of services	39,741	40,652	122,780	120,526
Sales and marketing	59,171	59,270	179,409	177,432
Product development and engineering	29,095	29,045	88,864	88,311
General and administrative	23,526	20,280	64,600	62,851
Amortization of other purchased intangibles	1,677	500	3,462	1,500
Stock compensation expense	626	695	3,472	2,083
Reversal of purchase accounting accrual	(2,677)	—	(2,677)	—
Cost of restructure	10,479	1,270	10,351	9,018

Total costs and expenses	177,204	167,249	514,965	505,776

Operating income	21,514	26,581	54,943	61,633
Interest income and expense and other, net	2,518	6,270	8,495	12,237

Income before income taxes	24,032	32,851	63,438	73,870
Provision for income taxes	6,201	10,841	19,599	24,327

Net income	$17,831	$22,010	$43,839	$49,543

Basic net income per share	$0.19	$0.23	$0.46	$0.53

Shares used in computing basic net income per share	94,500	94,525	95,973	94,223

Diluted net income per share	$0.19	$0.23	$0.44	$0.51

Shares used in computing diluted net income per share	95,961	97,437	98,522	96,694

SYBASE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine Months Ended
	September 30,
(Dollars in thousands)	2004	2003
Cash and cash equivalents, beginning of year	$315,404	$231,267
Cash flows from operating activities:
Net income	43,839	49,543
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	63,340	63,208
Write-off of assets in restructuring	6,908	379
(Gain) Loss on disposal of assets	575	(263)
Reversal of purchase accounting accrual	(2,677)	—
Deferred income taxes	(4,208)	(3,959)
Amortization of deferred stock-based compensation	3,472	2,083
Changes in assets and liabilities:
Accounts receivable	24,308	67,593
Other current assets	1,117	1,337
Other assets — operating	3,441	—
Accounts payable	3,707	(1,907)
Accrued compensation and related expenses	(5,041)	(5,960)
Accrued income taxes	(150)	8,483
Other accrued liabilities	(27,984)	(28,663)
Deferred revenues	(9,036)	(8,276)
Other liabilities	6,481	3,484

Net cash provided by operating activities	108,092	147,082
Cash flows from investing activities:
(Increase) Decrease in restricted cash	(65)	1,203
Purchases of available-for-sale cash investments	(161,095)	(186,129)
Maturities of available-for-sale cash investments	107,822	137,907
Sales of available-for-sale cash investments	108,738	45,162
Business combinations, net of cash acquired	(81,272)	(13,900)
Purchases of property, equipment and improvements	(20,106)	(26,043)
Proceeds from sale of fixed assets	193	152
Capitalized software development costs	(27,918)	(22,812)
(Increase) Decrease in other assets — investing	2	(184)

Net cash used for investing activities	(73,701)	(64,644)
Cash flows from financing activities:
Repayments of long-term obligations	(22,173)	—
Net proceeds from the issuance of common stock and reissuance of treasury stock	26,761	33,315
Purchases of treasury stock	(109,491)	(30,883)

Net cash provided by (used for) financing activities	(104,903)	2,432
Effect of exchange rate changes on cash	(1,338)	23,159

Net increase (decrease) in cash and cash equivalents	(71,850)	108,029

Cash and cash equivalents, end of period	243,554	339,296
Cash investments, end of period	201,946	158,869

Total cash, cash equivalents and cash investments, end of period	$445,500	$498,165

SYBASE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
PROFORMA WITHOUT PURCHASE ACCOUNTING, COST OF RESTRUCTURE, AND STOCK COMPENSATION EXPENSE
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2004
(UNAUDITED)

(In thousands, except per share data)
	Infrastructure	iAnywhere	Financial		Consolidated
	Platform Group	Solutions	Fusion	Eliminations	Total
Revenues:
License fees
Infrastructure	$51,844	$10	$—	$—	$51,854
Mobile and Embedded	6,226	11,641	—	—	17,867
E-Finance	178	—	481	—	659

Subtotal license fees	58,248	11,651	481	—	70,380
Intersegment license revenues	22	5,163	148	(5,333)	—

Total license fees	58,270	16,814	629	(5,333)	70,380
Services	117,758	6,925	3,655	—	128,338
Intersegment service revenues	—	6,743	1,209	(7,952)	—

Total services	117,758	13,668	4,864	(7,952)	128,338

Total revenues	176,028	30,482	5,493	(13,285)	198,718
Total allocated costs and expenses	141,483	26,825	7,557	(13,285)	162,580

Operating income (loss) before unallocated expenses	$34,545	$3,657	$(2,064)	$—	$36,138
Other unallocated expenses					(191)

Operating income after unallocated expenses					36,329
Interest income and expense and other, net					2,518

Income before income taxes					38,847
Provision for income taxes					11,387

Net income					$27,460

Basic net income per share					$0.29

Shares used in computing basic net income per share					94,500

Diluted net income per share					$0.29

Shares used in computing diluted net income per share					95,961

Note: The pro forma statement of operations is intended to present the Company’s operating results excluding purchase accounting adjustments associated with the acquisitions of Home Financial Network, Inc., New Era of Networks, Inc., AvantGo Inc., Dejima, Inc., and XcelleNet, Inc. and other purchased intangibles. Such purchase accounting adjustments would include amortization of developed technology, amortization of intangibles, goodwill impairment loss, in-process research and development costs, and related adjustments for income tax provision. The pro forma statement of operations also excludes stock compensation expense, restructuring costs, and cumulative effect of an accounting change which we do not believe are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions and restructurings) that occur sporadically and are not directly related to our ongoing core business operations. We therefore will continue to exclude such items in our pro forma results (and comparable period results). Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

SYBASE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
PROFORMA WITHOUT PURCHASE ACCOUNTING, COST OF RESTRUCTURE, AND STOCK COMPENSATION EXPENSE
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004
(UNAUDITED)

(In thousands, except per share data)
	Infrastructure	iAnywhere	Financial		Consolidated
	Platform Group	Solutions	Fusion	Eliminations	Total
Revenues:
License fees
Infrastructure	$133,967	$56	$—	$—	$134,023
Mobile and Embedded	19,225	31,310	—	—	50,535
E-Finance	690	—	3,465	—	4,155

Subtotal license fees	153,882	31,366	3,465	—	188,713
Intersegment license revenues	96	16,134	594	(16,824)	—

Total license fees	153,978	47,500	4,059	(16,824)	188,713
Services	356,209	13,809	11,177	—	381,195
Intersegment service revenues	11	19,933	3,539	(23,483)	—

Total services	356,220	33,742	14,716	(23,483)	381,195

Total revenues	510,198	81,242	18,775	(40,307)	569,908
Total allocated costs and expenses	437,890	73,026	21,468	(40,307)	492,077

Operating income (loss) before unallocated expenses	$72,308	$8,216	$(2,693)	$—	$77,831
Other unallocated expenses					(4,828)

Operating income after unallocated expenses					82,659
Interest income and expense and other, net					8,495

Income before income taxes					91,154
Provision for income taxes					28,125

Net income					$63,029

Basic net income per share					$0.66

Shares used in computing basic net income per share					95,973

Diluted net income per share					$0.64

Shares used in computing diluted net income per share					98,522

Note: The pro forma statement of operations is intended to present the Company’s operating results excluding purchase accounting adjustments associated with the acquisitions of Home Financial Network, Inc., New Era of Networks, Inc., AvantGo Inc., Dejima, Inc., and XcelleNet, Inc. and other purchased intangibles. Such purchase accounting adjustments would include amortization of developed technology, amortization of intangibles, goodwill impairment loss, in-process research and development costs, and related adjustments for income tax provision. The pro forma statement of operations also excludes stock compensation expense, restructuring costs, and cumulative effect of an accounting change which we do not believe are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions and restructurings) that occur sporadically and are not directly related to our ongoing core business operations. We therefore will continue to exclude such items in our pro forma results (and comparable period results). Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

SYBASE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2004
(UNAUDITED)

(In thousands, except per share data)
	Infrastructure	iAnywhere	Financial		Consolidated
	Platform Group	Solutions	Fusion	Eliminations	Total
Revenues:
License fees
Infrastructure	$51,844	$10	$—	$—	$51,854
Mobile and Embedded	6,226	11,641	—	—	17,867
E-Finance	178	—	481	—	659

Subtotal license fees	58,248	11,651	481	—	70,380
Intersegment license revenues	22	5,163	148	(5,333)	—

Total license fees	58,270	16,814	629	(5,333)	70,380
Services	117,758	6,925	3,655	—	128,338
Intersegment service revenues	—	6,743	1,209	(7,952)	—

Total services	117,758	13,668	4,864	(7,952)	128,338

Total revenues	176,028	30,482	5,493	(13,285)	198,718
Total allocated costs and expenses before cost of restructure and amortization of customer lists, covenant not to compete, and purchased technology	141,483	26,825	7,557	(13,285)	162,580

Operating income (loss) before cost of restructure and amortization of customer lists, covenant not to compete, and purchased technology	34,545	3,657	(2,064)	—	36,138
Cost of restructure - 2004 Activity	10,437	143	40	—	10,620
Amortization of customer lists	—	711	500	—	1,211
Amortization of covenant not to compete	—	466	—	—	466
Amortization of purchased technology	2,920	979	811	—	4,710

Operating income (loss) before unallocated costs	$21,188	$1,358	$(3,415)	$—	$19,131
Other unallocated expenses					(2,383)

Operating income after unallocated expenses					21,514
Interest income and expense and other, net					2,518

Income before income taxes					24,032
Provision for income taxes					6,201

Net income					$17,831

Basic net income per share					$0.19

Shares used in computing basic net income per share					94,500

Diluted net income per share					$0.19

Shares used in computing diluted net income per share					95,961

SYBASE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004
(UNAUDITED)

(In thousands, except per share data)
	Infrastructure	iAnywhere	Financial		Consolidated
	Platform Group	Solutions	Fusion	Eliminations	Total
Revenues:
License fees
Infrastructure	$133,967	$56	$—	$—	$134,023
Mobile and Embedded	19,225	31,310	—	—	50,535
E-Finance	690	—	3,465	—	4,155

Subtotal license fees	153,882	31,366	3,465	—	188,713
Intersegment license revenues	96	16,134	594	(16,824)	—

Total license fees	153,978	47,500	4,059	(16,824)	188,713
Services	356,209	13,809	11,177	—	381,195
Intersegment service revenues	11	19,933	3,539	(23,483)	—

Total services	356,220	33,742	14,716	(23,483)	381,195

Total revenues	510,198	81,242	18,775	(40,307)	569,908
Total allocated costs and expenses before cost of restructure and amortization of customer lists, covenant not to compete, and purchased technology	437,890	73,026	21,468	(40,307)	492,077

Operating income (loss) before cost of restructure and amortization of customer lists, covenant not to compete, and purchased technology	72,308	8,216	(2,693)	—	77,831
Cost of restructure - 2004 Activity	10,991	140	40	—	11,171
Amortization of customer lists	—	1,185	1,500	—	2,685
Amortization of covenant not to compete	—	777	—	—	777
Amortization of purchased technology	8,760	1,915	2,433	—	13,108

Operating income (loss) before unallocated costs	$52,557	$4,199	$(6,666)	$—	$50,090
Other unallocated expenses					(4,853)

Operating income after unallocated expenses					54,943
Interest income and expense and other, net					8,495

Income before income taxes					63,438
Provision for income taxes					19,599

Net income					$43,839

Basic net income per share					$0.46

Shares used in computing basic net income per share					95,973

Diluted net income per share					$0.44

Shares used in computing diluted net income per share					98,522